SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   F O R M 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 27, 1999


                                 MENTORTECH INC.
             (Exact name of registrant as specified in its charter)




           Delaware                     333-64623               13-3260705
           --------                     ---------               ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)



     462 Seventh Avenue, New York, New York                    10018
     ---------------------------------------                 ---------
     (Address of principal executive offices)                (Zip Code)


                                 (212) 736-5870
                                 --------------
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)









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Item 5.  Other Events.

         On April 27, 1999, the registrant issued a press release in the form attached to this Report as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit No.

          99.1           Press Release dated April 27, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MENTORTECH INC.
                                            (Registrant)



                                            By: /s/Roy Machnes
                                                --------------
                                                Roy Machnes
                                                Chief Executive Officer
Date: April 27, 1999

                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

     99.1         Press Release dated April 27, 1999